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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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VICAL INCORPORATED
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VICAL INCORPORATED
9373 Towne Centre Drive, Suite 100
San Diego, CA 92121
(858) 646-1100

April 16, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Vical Incorporated which will be held on Wednesday, May 30, 2001, at 9:00 a.m. Pacific Time, at the Embassy Suites La Jolla, 4550 La Jolla Village Drive, San Diego, California.

    The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

    After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the prepaid envelope addressed to Mellon Investor Services LLC, our agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

    A copy of the Company's Annual Report to Stockholders is also enclosed.

    The Board of Directors and Management look forward to seeing you at the meeting.

                      Sincerely yours,

                      /s/ VIJAY B. SAMANT

                      Vijay B. Samant
                      President and Chief Executive Officer

VICAL INCORPORATED

Notice of Annual Meeting of Stockholders
to be held May 30, 2001

To the Stockholders of Vical Incorporated:

    The Annual Meeting of Stockholders of Vical Incorporated, a Delaware corporation (the "Company") will be held at the Embassy Suites La Jolla, 4550 La Jolla Village Drive, San Diego, California, on Wednesday, May 30, 2001, at 9:00 a.m. Pacific Time, for the following purposes:

  1.
  To elect three Class III directors;

  2.
  To consider and vote upon a proposal to amend the Company's Stock Incentive Plan;

  3.
  To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors; and

  4.
  To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

    Stockholders of record as of the close of business on April 6, 2001, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at our offices, 9373 Towne Centre Drive, Suite 100, San Diego, for ten days before the meeting.

    IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.

                      By Order of the Board of Directors.

                      /s/ MARTHA J. DEMSKI

                      Martha J. Demski
                      Vice President, Chief Financial Officer,
                      Secretary and Treasurer

San Diego, California
April 16, 2001

VICAL INCORPORATED

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

    This Proxy Statement is furnished in connection with the solicitation by and on behalf of our Board of Directors of proxies in the accompanying form to be used at the Annual Meeting of our Stockholders to be held at the Embassy Suites La Jolla, 4550 La Jolla Village Drive, San Diego, California, on Wednesday, May 30, 2001, at 9:00 a.m. (Pacific Time) and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with our corporate Secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for directors listed in this Proxy Statement and FOR approval of Proposals 2 and 3 described in the Notice of Annual Meeting and in this Proxy Statement.

    Stockholders of record at the close of business on April 6, 2001, are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, we had approximately 20,015,000 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

    Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

    We will bear the expense of printing and mailing proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by certain of our directors, officers and other employees by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our Common Stock. We have retained InvestorCom, Inc. to assist in the solicitation of proxies at a cost of approximately $2,500, plus reimbursement of expenses.

    Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting Vical Incorporated, Investor Relations, 9373 Towne Centre Drive, Suite 100, San Diego, California, 92121-3088; (858) 646-1127. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by April 30, 2001.

    This Proxy Statement and the accompanying form of proxy are being mailed on or about April 16, 2001, to all stockholders entitled to vote at the meeting.

IMPORTANT

  Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

    We have three classes of directors serving staggered three-year terms. Class II and Class III consist of three directors each and Class I consists of two directors. Three Class III directors are to be elected at the Annual Meeting to serve until the 2004 Annual Meeting and until their respective successors shall have been elected and qualified or until such directors' earlier resignation, removal from office, death or incapacity. The terms of the Class I and Class II directors expire in 2002 and 2003, respectively. Currently one Class II director's seat is vacant and this seat will remain vacant following the Annual Meeting as the Nominating Committee has not yet identified a suitable candidate for this seat. Shares represented by the enclosed proxy can not be voted for a greater number of persons than the number of nominees named.

    Unless authority to vote for directors is withheld, it is intended that the shares represented by the enclosed proxy will be voted for the election of Patrick F. Latterell, Gary A. Lyons and Dale A. Smith. Mr. Latterell, Mr. Lyons and Mr. Smith are currently members of our Board of Directors. Each of the nominees has been nominated as a Class III director by our Board of Directors. In the event any of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the other nominees and such other nominee as the Board of Directors may select. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

    There are no family relationships among our executive officers or directors.

    Set forth below is information regarding the nominees for Class III directors and the continuing directors of Class I and Class II.

Class III

    Patrick F. Latterell has been one of our directors since February 1992. He has been a General Partner with Venrock Associates since 1989. From 1985 to 1989, he was a General Partner at Rothschild Ventures Inc., "Rothschild," where he was responsible for Rothschild's healthcare ventures. Prior to joining Rothschild, Mr. Latterell was Manager of Corporate Development with Syntex Corporation from 1983 through 1985. Mr. Latterell currently serves as a director of Oratec Interventions Inc. and several privately held biomedical companies. He received S.B. degrees in Biological Sciences and Economics from the Massachusetts Institute of Technology and an M.B.A. from the Stanford University Graduate School of Business.

    Gary A. Lyons has been one of our directors since March 1997. He has been President, Chief Executive Officer and Director of Neurocrine Biosciences, Inc. since 1993 and serves as a Director of IntraBiotics Pharmaceuticals, Inc. From 1983 to 1993, Mr. Lyons held various executive positions at Genentech, Inc., including Vice President of Business Development, Vice President of Sales, and Director of Sales and Marketing. From 1973 to 1983, Mr. Lyons worked with American Critical Care, serving as Director of Sales from 1980 to 1983. Mr. Lyons holds a B.A. in Marine Biology from the University of New Hampshire and an M.B.A. from Northwestern University, JL Kellogg Graduate School of Management.

    Dale A. Smith has been one of our directors since August 1995. From 1979 until his retirement in July 1995, Mr. Smith was Group Vice President of Baxter International Inc., where he was responsible for the biotechnology group and various corporate research groups including applied sciences, blood substitutes, venture technology and Baxter International Inc.'s European research center. Currently he serves as a business advisor to several companies and as a Board Member of Cerus Corporation. Mr. Smith holds a B.A. in Business Administration from the University of Washington, Seattle.

Class I

    Vijay B. Samant has been our President and Chief Executive Officer and one of our directors since November 2000. Prior to joining us, Mr. Samant held various positions at Merck & Co., Inc. from 1977 to 2000. From 1998 to 2000, he was Chief Operating Officer of the Merck Vaccine Division. From 1990 to 1998, he served in the Merck Manufacturing Division as Vice President of Vaccine Operations, Vice President of Business Affairs and Executive Director of Materials Management. From 1977 to 1990, Mr. Samant held a variety of positions of increasing responsibility in manufacturing, process engineering, production planning and control, business development and loss prevention in several Merck operating divisions. Mr. Samant holds a bachelor's degree in Chemical Engineering from the University of Bombay, India, a master's degree in Chemical Engineering from Columbia University and an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology.

    Philip M. Young has been one of our directors since February 1992. He has been a general partner of U.S. Venture Partners, a venture capital firm, since April 1990. Mr. Young is a director of The Immune Response Corporation, Zoran Corporation, AeroGen, Inc., Compugen, Inc. and several privately held companies. He received a B.M.E. from Cornell University, an M.S. from George Washington University and an M.B.A. from the Harvard Business School.

Class II

    R. Gordon Douglas, Jr., M.D., is Chairman of our Board of Directors and has been one of our directors since May 1999. Dr. Douglas retired in April 1999 from Merck & Co., Inc., where he had been President of Merck Vaccines since 1991, and a member of the Merck Management Committee. Prior to joining Merck in 1989, Dr. Douglas was a physician and academician. His teaching and administrative affiliations included Baylor College of Medicine, University of Rochester School of Medicine, and Cornell University Medical College. His medical practice included affiliations with The New York Hospital, Memorial Sloan-Kettering Cancer Center, The Rockefeller University Hospital and North Shore University Hospital. He has served as a visiting professor at a number of medical schools and as a consultant to several pharmaceutical and biomedical companies. Dr. Douglas is a graduate of Princeton University and Cornell University Medical College. He received his medical staff training at The New York Hospital and Johns Hopkins Hospital and is Board Certified in Internal Medicine. He is a member of the Institute of Medicine, the Association of American Physicians, the Infectious Diseases Society of America and numerous other organizations.

    M. Blake Ingle, Ph.D., has been one of our directors since June 1996. Dr. Ingle is a partner in Inglewood Ventures. From 1993 to 1996 Dr. Ingle was Chief Executive Officer of Canji Inc., a privately held gene therapy company acquired by Schering Plough in 1996, and he served from 1995 to 1996 as Acting Chief Executive Officer of Telios Pharmaceuticals, Inc., subsequently acquired by Integra Life Sciences. Dr. Ingle previously worked with Bayer. From 1980 to 1993, Dr. Ingle held a variety of positions with IMCERA Group, Inc., subsequently Mallinckrodt, Inc., including Chief Scientific Officer, Chief Financial Officer and President of its Pittman Moore division and most recently as President and Chief Executive Officer of IMCERA Group, Inc. Dr. Ingle also serves as a member of the Board of Directors of Corvas International, Inc., Inex Pharmaceuticals and Burnham Institute. He received his B.S. degree from Fort Lewis College and his M.S. and Ph.D. from Colorado State University.

    The Board of Directors recommends a vote FOR election of the nominees for Class III Director set forth above.

Board Meetings and Committees

    The Board of Directors held thirteen meetings during the year ended December 31, 2000. During 2000, we had standing compensation, stock plan, compensation and nominating committees.

    The Compensation Committee consists of Dr. Ingle, Mr. Latterell and Mr. Lyons. The Compensation Committee held four meetings during 2000. The Compensation Committee assists in the implementation of, and provides recommendations with respect to general and specific compensation policies and practices of Vical Incorporated.

    The Stock Plan Committee consists of Dr. Ingle, Mr. Latterell and Mr. Lyons. The Stock Plan Committee held three meetings during 2000. The Stock Plan Committee assists in the administration of, and grants options under, the Stock Incentive Plan of Vical Incorporated, the "Stock Incentive Plan," and administers the 1992 Directors' Stock Option Plan of Vical Incorporated, the "1992 Directors' Stock Plan."

    The Audit Committee consists of Dr. Douglas, Mr. Smith and Mr. Young. The Audit Committee held five meetings during 2000. The Audit Committee reviews the scope of the annual audit, monitors the independent auditor's relationship with us, advises and assists our Board of Directors in evaluating the auditor's examination, supervises our financial and accounting organization and financial reporting, and nominates for stockholder approval at the annual meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the our financial records for the fiscal year for which it is appointed.

    The Nominating Committee consists of Dr. Douglas, Mr. Smith and Mr. Young. The Nominating Committee held no meetings during 2000. The Nominating Committee selects and nominates individuals to fill vacancies in our Board of Directors. The Nominating Committee will not consider nominees recommended by our security holders.

Directors' Compensation

    Non-employee directors receive an annual fee of $10,000 for service on the Board of Directors and an additional annual fee of $4,000 for service on one or more committees of the Board of Directors. Dr. Douglas receives $15,000 (in lieu of the $10,000 annual fee which the other non-employee directors receive) for serving as Chairman of the Board of Directors. Additionally, he received an option to purchase 10,000 shares of common stock upon becoming Chairman. This option vests 25% on the first anniversary of the date of grant, with the remaining shares vesting quarterly over three years. All fees are paid on or about February 15 following the year during which services were rendered. Directors are reimbursed for their expenses for each meeting attended. Under the 1992 Directors' Stock Plan, options to purchase a total of 202,500 shares of Common Stock were granted to non-employee directors. Under the Stock Incentive Plan, as amended, each new non-employee director of the Company, on the date of his or her election to the Board, will receive an option to purchase 20,000 shares of Common Stock at the fair market value on the date of grant. These options will generally vest 25% on the first anniversary of the date of grant, with the remaining shares vesting quarterly over three years. Each non-employee director who has served on the Board for at least six months on the date of each of the Company's regular annual meetings also receives an annual grant of an option to purchase 12,500 shares which shall become exercisable in full on the date of the regular annual meeting of stockholders following the date of grant. The Chairman of the Board of Directors also receives an annual grant of an option to purchase 20,000 shares (in lieu of the 12,500 shares which the other non-employee director receive) which shall also become exercisable in full on the date of the regular annual meeting of stockholders following the date of grant. Of the shares available under the Stock Incentive Plan, no more than 30% in the aggregate are available for grant to non-employee directors. The Board of Directors may provide discretionary grants to non-employee directors. Under the Stock

Incentive Plan, options to purchase a total of 360,000 shares of Common Stock have been granted to non-employee directors, with 102,500 shares of Common Stock granted in 2000.

    From April 2000 to November 2000, Dr. Douglas received $153,340 in board service fees for assuming additional responsibilities as Chairman of the Board, particularly in connection with his role in the search for a Chief Executive Officer. The Company's former Chief Executive Officer, Alain B. Schreiber, M.D., retired effective June 30, 2000.

Compensation Committee Interlocks and Insider Participation

    The Compensation Committee of the Board of Directors consists of Dr. Ingle, Mr. Latterell and Mr. Lyons, who are non-employee directors. The Stock Plan Committee of the Board of Directors also consists of Dr. Ingle, Mr. Latterell and Mr. Lyons.

CERTAIN TRANSACTIONS

    See "Executive Compensation" and "Employment Agreements."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of March 1, 2001, as to shares of our Common Stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of our Common Stock, (ii) each of our directors, (iii) each of our officers and our former Chief Executive Officer named under "Executive Compensation—Summary Compensation Table," and (iv) all our current directors and executive officers as a group.

	Shares Beneficially Owned (1)	Percentage Beneficially Owned
Capital Group International, Inc.(2) 11100 Santa Monica Blvd, Los Angeles, CA 90025	2,021,560	10.10%
Vijay B. Samant(3)	31,250	*
Deirdre Y. Gillespie(3)	108,063	*
Martha J. Demski(3)(4)	150,070	*
Jon A. Norman(3)	106,563	*
George J. Gray(3)	116,125	*
R. Gordon Douglas, Jr.(3)	31,875	*
Patrick F. Latterell(3)	104,201	*
Gary A. Lyons (3)	42,500	*
Philip M. Young(3)(5)	80,045	*
Dale A. Smith(3)	60,000	*
M. Blake Ingle(3)	52,500	*
Alain B. Schreiber(3)(6)	22,404	*
All current directors and executive officers as a group (11 persons)(7)	883,192	4.23%

*
Less than 1%.

(1)
To the Company's knowledge, except as indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)
Based on a Schedule 13G provided to us by Capital Group International, Inc. and Capital Guardian Trust Company dated March 8, 2001. According to the Schedule 13G filing, Capital Group International, Inc. and Capital Guardian Trust Company have sole voting power with respect to 1,525,760 shares. Capital Group International, Inc., however, does not own these shares for its own account, but is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities.

(3)
The amounts shown include shares which may be acquired currently or within 60 days after March 1, 2001, through the exercise of stock options as follows: Mr. Samant, 31,250 shares; Dr. Gillespie, 108,063 shares; Ms. Demski, 67,188 shares; Dr. Norman, 106,563 shares; Mr. Gray, 76,125 shares; Dr. Douglas, 31,875 shares; Mr. Latterell, 75,000 shares; Mr. Lyons, 42,500 shares; Mr. Young, 75,000 shares; Mr. Smith, 60,000 shares; Dr. Ingle, 52,500 shares; and Dr. Schreiber, no shares.

(4)
Includes 2,300 shares held in trust for the benefit of Ms. Demski's child.

(5)
Includes 45 shares held by BHMS Partners III, L.P. in which Mr. Young is a general partner, and he may be deemed to share voting and investment power with respect to such shares. Mr. Young disclaims beneficial interest in such shares except to the extent of his pecuniary interest therein.

(6)
Includes 2,000 shares held in trust for the benefit of Dr. Schreiber's children. Dr. Schreiber retired as our President and Chief Executive Officer, effective June 30, 2000.

(7)
Includes all shares referenced in notes (3) through (5) including 726,064 shares subject to stock options exercisable on March 1, 2001, or within 60 days thereafter.

EXECUTIVE COMPENSATION

    The following table sets forth compensation for services rendered in all capacities to Vical Incorporated for the fiscal years ended December 31, 1998, 1999 and 2000, of (i) our current Chief Executive Officer and (ii) our four most highly compensated executive officers whose total annual salary and bonus for fiscal year 2000 exceeded $100,000 (the "Named Officers") and (iii) the Company's former Chief Executive Officer.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)		Restricted Stock Awards($)	Securities Underlying Options(#)	All Other(4) Compensation($)

Vijay B. Samant President and Chief Executive Officer (1)	2000	-0-	-0-	—		—	300,000	—
Deirdre Y. Gillespie Chief Operating Officer	2000 1999 1998	252,615 226,000 179,167	60,000 48,000 45,000	31,892(2 33,500(2 —	) )	—	39,000 31,400 121,600	3,616 4,068 2,580
Martha J. Demski Vice President and Chief Financial Officer	2000 1999 1998	191,500 182,000 173,000	35,000 36,000 27,000	— —		— —	9,000 25,400 17,600	3,249 3,276 3,114
Jon A. Norman Vice President, Research	2000 1999 1998	197,500 188,000 179,000	29,000 29,000 27,000	— — —		— — —	— 28,400 17,600	3,285 3,384 3,222
George J. Gray Vice President, Operations	2000 1999 1998	186,500 177,000 168,000	30,000 29,000 27,000	— —		—	— 26,200 19,800	3,219 3,186 3,024
Alain B. Schreiber President and Chief Executive Officer (3)	2000 1999 1998	205,672 330,000 315,000	0 90,000 80,000	— — —		— — —	15,000 43,600 34,400	3,227 4,620 4,410

(1)
Vijay B. Samant joined us effective November 28, 2000.

(2)
In connection with Dr. Gillespie's joining us in March 1998, the Company loaned her $90,000 interest-free, which loan will be forgiven in equal installments over three years. The amount for 2000 includes $30,000 representing forgiveness of the first one-third of the loan principal and $1,892 of implied interest income relating to this loan for the year ended December 31, 2000. Amounts for 1999 were $30,000 and $3,500, respectively.

(3)
Alain B. Schreiber, M.D., retired as our President and Chief Executive Officer effective June 30, 2000.

(4)
Represents matching contribution by the Company under our 401(k) plan.

Stock Option Grants in 2000 Fiscal Year

    The following tables summarize option grants to, and exercises by, the Company's current and former Chief Executive Officer and the Named Officers during fiscal 2000, and the value of the options held by each such person at the end of fiscal 2000.

Option Grants in 2000

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term(4)
Name	Number of Securities Underlying Options Granted(#)		% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)(2)	Expiration Date(3)	5%($)(4)	10%($)(4)
Vijay B. Samant	300,000	(1)	44.04	16.63	11/28/10	3,136,612	7,948,791
Deirdre Y. Gillespie	30,000	(5)	4.4	17.63	4/18/10	332,528	842,691
	9,000	(5)	1.32	39.25	1/26/10	222,157	562,990
Martha J. Demski	9,000	(5)	1.32	39.25	1/26/10	222,157	562,990
Jon A. Norman	-0-		N/A	N/A	N/A	N/A	N/A
George J. Gray	-0-		N/A	N/A	N/A	N/A	N/A
Alain B. Schreiber	15,000	(5)	2.2	39.25	1/26/10	370,262	938,316

(1)
Options granted in 2000 vest monthly. All such options vest in the event of a change in control of the Company.

(2)
The exercise price on the date of grant was equal to 100% of the fair market value on the date of grant.

(3)
The options have a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(4)
The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. The amounts reflected in this table may not necessarily be achieved

(5)
Options granted in 2000 vest 25% on the first anniversary of the date of grant, with the remaining shares vesting quarterly over three years. All such options vest in the event of a change in control of the Company.

Aggregated Option Exercises in Fiscal Year 2000 and Fiscal Year End Option Values

    The following table contains information relating to the exercise of options by our current and former Chief Executive Officer and the Named Officers during fiscal 2000.

Aggregated Option Exercises in 2000 and 2000 Year-End Option Values

			Number of Unexercised Securities Underlying Options at December 31, (#)
					Value of Unexercised In-the-Money Options at December 31, ($)(1)
	Shares Acquired on Exercise (#)
		Value Realized ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Vijay B. Samant	—	—	6,250	293,750	11,719	550,781
Deirdre Y. Gillespie	—	—	88,413	103,587	266,471	173,879
Martha J. Demski	20,000	182,751	60,725	41,025	244,304	59,256
Jon A. Norman	20,000	335,162	101,975	35,025	769,091	62,514
George J. Gray	8,000	158,625	71,863	34,137	306,689	56,985
Alain B. Schreiber	223,801	2,499,327	—	—	—	—

(1)
Calculated on the basis of the fair market value of the underlying securities at December 31, 2000 ($18.50 per share), minus the exercise price.

Employment Agreements

    In 2000, we entered into an employment agreement with Vijay B. Samant pursuant to which Mr. Samant joined us as President and Chief Executive Officer. The agreement provides that Mr. Samant shall receive: (A) an annual salary of at least $330,000; (B) a performance bonus of up to half of his base compensation upon reaching performance targets; (C) a stock option to purchase 300,000 shares of our Common Stock, with an exercise price per share of $16.625, which option vests over four years; and (D) certain costs in connection with his relocation to the San Diego area, including a $500,000 loan to purchase a residence. The agreement does not have a fixed expiration date and may be terminated with or without "cause" (as defined in the agreement) and with or without notice by either party at any time, for any reason or no reason. If we terminate Mr. Samant's employment without "cause" or Mr. Samant resigns for "good reason" (as defined in the agreement), we will continue to pay Mr. Samant his base compensation for up to twelve months. If we terminate Mr. Samant's employment with "cause" or Mr. Samant resigns without "good reason," all compensation and benefits will cease immediately upon the last day of his employment.

    In 1992, we entered into an employment agreement with Jon A. Norman pursuant to which Dr. Norman joined us in January 1993 as Vice President, Research at an annual base salary of at least $130,000. In connection with the agreement, Dr. Norman received an option to purchase 80,000 shares of Common Stock at a per share exercise price of $.32, which option vested over four years.

    In 1992, we entered into an employment agreement with George J. Gray pursuant to which Mr. Gray is employed as Vice President, Operations at an annual base salary of at least $100,000. In connection with the agreement, Mr. Gray received an option to purchase 40,000 shares of Common Stock at a per share exercise price of $.16, which option vested over four years. If Mr. Gray is terminated without cause or resigns for specified reasons, we have agreed to pay him six months base salary.

Pension and Long-Term Incentive Plans

    We have no pension or long-term incentive plans.

REPORT OF THE COMPENSATION AND STOCK PLAN COMMITTEES
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

COMMITTEE REPORT TO STOCKHOLDERS

    This Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

Introduction

    The Compensation and Stock Plan Committees of the Board of Directors of Vical Incorporated (the "Committees") are pleased to present their report on executive compensation. The report's objective is to assist stockholders in understanding the Committees' objectives and procedures in establishing the compensation of the Company's executive officers and describes the basis on which compensation determinations for 2000 were made by the Committees. In making their determinations, the Committees have relied, in part, on geographic and competitive considerations, independent surveys of compensation of management of companies in the biotechnology and pharmaceutical industries, including companies included in the Nasdaq Pharmaceutical Stock Index used in our Stock Price Performance Graph set forth in this proxy statement, and recommendations of management.

Compensation Philosophy and Objectives

    The Committees believe that a well-designed compensation program for our executive officers should:

  Align the goals of the executive with the goals of the stockholder by creating and enhancing stockholder value through the accomplishment of strategic corporate objectives and by providing management with longer term incentives through equity ownership by management.

  Recognize individual initiative, effort, and achievement.

  Provide total compensation that enables us to compete with companies in the pharmaceutical and biotechnology industries, in order to attract and retain high-caliber candidates on a long-term basis.

  Align compensation with our short-term and long-term corporate objectives and strategy, focusing executive behavior on the fulfillment of those objectives.

Key Elements of Executive Compensation

    Because we are still in the process of developing our proprietary products and so have not yet brought any such products to market, the use of traditional performance standards, such as profit levels and return on equity, are not appropriate in the evaluation of executive officer performance. Therefore, executive officer compensation is based primarily on our achievement of certain business objectives, including the completion of financings, the achievement of product development milestones, the initiation and continuation of corporate collaborations, and the issuance of patents relating to our proprietary technology, as well as individual contribution and achievement of individual business objectives by each of such officers. Corporate and individual objectives are established at the beginning of each fiscal year. Performance by Vical Incorporated and our executive officers is measured by reviewing and determining if the corporate and individual objectives have been accomplished. Currently, our compensation structure for executive officers includes a combination of base salary, bonus and stock options.

    Base Salary and Bonus.  Cash compensation amounts are based primarily upon the competitive market for the executive officers' services determined through comparisons with companies of similar size and/or complexity in the pharmaceutical and biotechnology industries. Compensation of our officers is intended to fall at the median point of the range of compensation for officers of comparable companies. Such compensation is tailored to executive officers based on individual performance in the achievement of the individual's and Vical Incorporated's objectives. This performance is compared to these objectives annually.

    Long-Term Incentives.  Long-term incentives are provided by means of periodic grants of stock options. The Stock Incentive Plan is administered by our Stock Plan Committee, a committee of our non-employee directors. The Stock Plan Committee believes that by granting executive officers an opportunity to obtain and increase their personal ownership of our stock, the best interests of stockholders and executives will be more closely integrated. The options have exercise prices equal to fair market value on the date of grant, vest over a four-year period, and expire ten years from the date of grant. Vesting ceases should the executive leave our employ. These vesting provisions of the option plan serve to retain qualified employees, providing continuing benefits to us beyond those achieved in the year of grant. Therefore, executive officers, as well as all full-time employees, are eligible to receive stock options periodically at the discretion of the Committee. Consideration is given to the executive officer's performance against the accomplishment of corporate objectives, to comparisons with other biotechnology companies at similar stages of development, to the number of options previously granted to each executive officer and to the extent of vesting of options and/or restricted stock previously awarded to each executive officer. We target our awards to be at the median point of the range for awards made to executive officers of comparable companies.

CEO Compensation

    Mr. Samant has served as our President and Chief Executive Officer since November 28, 2000. Mr. Samant's employment agreement provides, among other things, that he will receive an annual salary of at least $330,000. See "Employment Agreements." The Compensation Committee's approach to establishing Mr. Samant's compensation under his employment agreement was to be competitive with comparable companies and to have a significant portion of his compensation depend on the achievement of financial and non-financial performance criteria.

    Alain B. Schreiber, M.D., served as our President and Chief Executive Officer from May 1992 through June 2000. Dr. Schreiber earned $205,672 in 2000 as our President and Chief Executive Officer.

Miscellaneous

    Section 162(m) of the Internal Revenue Code disallows the deductibility by the Company of any compensation over $1 million per year paid to each of the chief executive officer and four other most highly compensated executive officers, unless certain criteria are satisfied. The Stock Incentive Plan qualifies for exemption from the $1 million limit on deductions under Section 162(m) with respect to option grants under the Stock Incentive Plan.

    This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference and shall not otherwise be deemed filed under such Acts.

Compensation Committee	Stock Plan Committee
M. Blake Ingle	M. Blake Ingle
Patrick F. Latterell	Patrick F. Latterell
Gary A. Lyons	Gary A. Lyons

REPORT OF THE AUDIT COMMITTEE
COMMITTEE REPORT TO STOCKHOLDERS

  This Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee Report

    The Audit Committee of the Board of Directors of Vical Incorporated operates under a written charter adopted by the Board of Directors, which is attached to this Proxy as Exhibit A. The members of the Audit Committee are R. Gordon Douglas, Dale A. Smith and Philip M. Young. All of the members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing requirements. In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Vical Incorporated.

    In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and Vical Incorporated that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to that firm's independence.

    The Audit Committee discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee, with and without management present, discussed and reviewed the results of the independent accountants' examination of the financial statements.

    Based upon Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that Vical Incorporated include the audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to stockholder approval, of the independent accountants and the Board of Directors concurred in such recommendation.

                      R. Gordon Douglas
                      Dale A. Smith
                      Philip M. Young

STOCK PRICE PERFORMANCE GRAPH

    The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of our Common Stock with the Center for Research in Securities Prices ("CRSP") Total Return Index for the Nasdaq Stock Market (U.S. and Foreign) (the "Nasdaq Composite Index") and the CRSP Total Return Index for the Nasdaq Pharmaceutical Stocks (the "Nasdaq Pharmaceutical Index").1 The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our Common Stock.

    Assumes a $100 investment on December 29, 1995, in each of our Common Stock, the securities comprising the Nasdaq Composite Index, and the securities comprising the Nasdaq Pharmaceutical Index.

(1)
The Nasdaq Pharmaceutical Index includes all companies listed on the Nasdaq Stock Market under the SIC Code 283.

PROPOSAL 2

AMENDMENT OF THE STOCK INCENTIVE PLAN

    The Stock Incentive Plan of Vical Incorporated was adopted by the Company's Board of Directors in October 1992, and the most recent amendment and restatement approved by the Company's stockholders was effective as of March 2, 1999. This proposed amendment of the Stock Incentive Plan will be effective as of May 30, 2001, if approved by the Company's stockholders at the Annual Meeting.

Summary of Amendments

    The amendment to the Stock Incentive Plan approved by the Board of Directors and submitted for stockholder approval would increase the number of shares of Common Stock reserved for issuance under the Stock Incentive Plan by 1,000,000 shares.

Description of Amended Stock Incentive Plan

    The following description of the Stock Incentive Plan is a summary only. It is subject to, and qualified in its entirety by the full text of the Stock Incentive Plan, substantially in the form in which it will take effect if Proposal 2 is approved by the stockholders. Any stockholder who wishes to review the text of the Stock Incentive Plan can obtain a copy by writing to the Company, Attention: Investor Relations.

Purpose

    The purpose of the Stock Incentive Plan is to offer employees and non-employee directors an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include NSOs as well as ISOs intended to qualify under Section 422 of the Internal Revenue Code ("Code").

Administration

    The Stock Incentive Plan is administered by a committee of the Board (the "Stock Plan Committee") consisting exclusively of non-employee directors of the Company, who are appointed by the Board. The Board may act on its own behalf with respect to non-employee directors and may also appoint one or more separate committees consisting of one or more officers of the Company, who need not be directors of the Company and who need not satisfy the foregoing requirements, who may administer the Plan with respect to employees who are not "covered employees" under Section 162(m)(3) of the Code and who are not required to report pursuant to Section 16(a) of the Securities Exchange Act of 1934. Subject to the limitations set forth in the Stock Incentive Plan, the Stock Plan Committee has discretion to determine to whom options will be granted, the type, number and vesting requirements of the shares to be granted, and to interpret the Stock Incentive Plan and adopt rules thereunder and to make all other decisions relating to the operation of the Stock Incentive Plan.

Eligibility and Shares Subject to the Stock Incentive Plan

    Under the Stock Incentive Plan, 4,200,000 shares of Common Stock have been reserved for issuance (1,000,000 shares of which are subject to stockholder approval at the Annual Meeting) either by direct award or sale or upon exercise of options granted to employees (including officers and directors who are also employees), non-employee directors and their affiliates, and consultants and advisors of the Company who are not directors. The Stock Incentive Plan provides for the grant of both incentive stock options ("ISOs") intended to qualify as such under section 422 of the Code, and nonstatutory stock options ("NSOs"). ISOs may be granted only to common-law employees of the Company or a subsidiary. NSOs may be granted to employees, non-employee directors, or affiliates of such non-employee directors.

    The Stock Incentive Plan provides that options granted to any optionee in a single calendar year may not cover more than 300,000 shares. In addition, of the shares available under the Stock Incentive Plan, no more than 30% in the aggregate are available for grant to non-employee directors. If any options granted under the Stock Incentive Plan expire or are canceled without having been exercised in full, the shares allocable to the unexercised portion of such options shall again become available for grant under the Stock Incentive Plan. If shares issued under the Stock Incentive Plan are forfeited, they also become available for new grants.

    As of March 1, 2001, there were 142 employees, six non-employee directors and one consultant eligible to participate in the Stock Incentive Plan. As of March 1, 2001, the Company's former and current Chief Executive Officer, each of the Named Officers, all current executive officers of the Company as a group, all directors who are not executive officers as a group, each nominee for election as a director, all current employees of the Company as a group (excluding all current executive officers), and all consultants of the Company as a group had received options to purchase shares of the Company's Common Stock under the Stock Incentive Plan as follows: Vijay B. Samant, President and Chief Executive Officer, 300,000 shares; Deirdre Y. Gillespie, Executive Vice President and Chief Operating Officer, 219,000 shares; Martha J. Demski, Vice President and Chief Financial Officer, 157,000 shares; Jon A. Norman, Vice President, Research, 217,000 shares; George J. Gray, Vice President, Operations 174,000 shares; and Alain B. Schreiber, former President and Chief Executive Officer, 223,801 shares; all current executive officers of the Company as a group, 1,067,000 shares; all current and former directors who are not executive officers as a group, 360,000 shares; Patrick F. Latterell, 50,000 shares; Gary A. Lyons, 40,000 shares; Dale A. Smith, 50,000 shares; all current employees of the Company as a group (excluding all current executive officers) 1,376,536 shares; and all consultants of the Company as a group, 26,250 shares. As of March 1, 2001, options to purchase an aggregate of 2,395,107 shares of Common Stock at an average exercise price of $16.97 per share were outstanding under the Stock Incentive Plan. To date, all stock options have been granted with exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. As of March 1, 2001, no shares of Common Stock have been issued for direct sale under the Stock Incentive Plan. As of March 1, 2001, a total of 1,090,913 shares of Common Stock (1,000,000 shares of which are subject to stockholder approval at the Annual Meeting) are available for future options, grants or direct sales under the Stock Incentive Plan. On March 1, 2001, the closing price for the Company's Common Stock on the Nasdaq National Market was $13.84.

    The allocation of the additional shares of stock which the stockholders are being asked to approve hereby has not been determined. Pursuant to the terms of the Stock Incentive Plan, the Stock Plan Committee will determine the number of options (and any other awards) to be allocated to employees and non-employee directors under the Stock Incentive Plan in the future, and such allocations may only be made in accordance with the provisions of the Stock Incentive Plan as described herein.

Terms of Options

    Stock options granted pursuant to the Stock Incentive Plan will vest at the time or times determined by the Stock Plan Committee and must be exercised by the optionee within a term determined by the Committee. The maximum term of each option granted under the Stock Incentive Plan is 10 years (5 years in the case of an ISO granted to a 10% stockholder).

    The exercise price of ISOs and NSOs must not be less than 100% of the fair market value of the Common Stock on the date of the grant (110% in the case of an ISO grant to a 10% stockholder).

Under the Stock Incentive Plan, the exercise price is payable in cash or Common Stock or by full-recourse promissory note. The Stock Incentive Plan also permits an optionee to pay the exercise price of an option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell the optionee's shares and deliver all or a part of the sale proceeds to the Company in payment of all or part of the exercise price and any withholding taxes or by delivery of an irrevocable direction to pledge the optionee's shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price and any withholding taxes.

Terms of Shares Offered for Sale

    The terms of any sale of shares of Common Stock under the Stock Incentive Plan will be set forth in a Common Stock purchase agreement to be entered into between the Company and each purchaser. The terms of the stock purchase agreements entered into under the Stock Incentive Plan need not be identical, and the Stock Plan Committee determines all terms and conditions of each such agreement, consistent with the Stock Incentive Plan. The purchase price for shares sold under the Stock Incentive Plan may not be less than the par value of such shares. The purchase price may be paid, at the Stock Plan Committee's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the Stock Incentive Plan in consideration of services rendered prior to the award, without a cash payment by the recipient.

    Shares sold under the Stock Incentive Plan vest upon satisfaction of the conditions specified in the stock purchase agreement. Vesting conditions are determined by the Stock Plan Committee and may be based on the recipient's service, individual performance, the Company's performance or such other criteria as the Stock Plan Committee may adopt. Shares may be subject to repurchase by the Company at their original purchase price in the event that any applicable vesting conditions are not satisfied. Shares sold under the Stock Incentive Plan will be subject to restrictions on resale or transfer until they have vested. Any right to acquire shares under the Stock Incentive Plan (other than an option) will automatically expire if not exercised within 30 days after the grant of such right was communicated by the Stock Plan Committee. A holder of shares sold under the Stock Incentive Plan has the same voting, dividend and other rights as the Company's other stockholders.

Duration, Amendment and Termination

    The Board of Directors may amend, suspend or terminate the Stock Incentive Plan at any time, except that any such amendment, suspension or termination shall not affect any option previously granted. Any amendment of the Stock Incentive Plan is subject to approval of the Company's stockholders only to the extent required by applicable law. Unless sooner terminated by the Board of Directors, the Stock Incentive Plan will terminate on May 30, 2011, and no further options may be granted or stock sold pursuant to such plan following the termination date.

Effect of Certain Corporate Events

    Outstanding awards under the Stock Incentive Plan provide for the automatic vesting of employee stock options and (in the case of Common Stock purchase agreements) the automatic termination of the Company's right of repurchase upon a change of control. Future employee stock option agreements and common stock purchase agreements entered into pursuant to the Stock Incentive Plan will contain similar provisions, unless otherwise determined by the Stock Plan Committee.

    For purposes of the Stock Incentive Plan, the term "change in control" means either of the following events: (1) a change in the composition of the Board of Directors after which fewer than one-half of the incumbent directors either had been directors of the Company 24 months prior to such change or were elected or nominated for election to the Board of Directors with the approval of a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or (2) any person becomes, by acquisition or aggregation of securities, the beneficial owner of securities representing 50% or more of the combined voting power of the Company's then outstanding securities. A change in the relative beneficial ownership under (2) above by reason of a reduction in the number of outstanding securities of the Company will be disregarded.

    In the event of a subdivision of the outstanding Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a declaration of a dividend payable in Common Stock or in a form other than Common Stock in an amount that has a material effect on the price of the shares, a recapitalization, spinoff, reclassification, or a similar occurrence, the Stock Plan Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the Stock Incentive Plan, as appropriate.

    In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised or settled, in all cases without the optionee's consent.

Federal Income Tax Consequences of Options Under the Stock Incentive Plan

    Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Common Stock on the date of exercise; the Company generally will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Stock Incentive Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

    The Board of Directors of the Company recommends a vote FOR the approval of the Company's amendment to the Amended and Restated Stock Incentive Plan.

PROPOSAL 3

RATIFICATION OF INDEPENDENT AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Arthur Andersen LLP as our independent auditors for the fiscal year ending December 31, 2001, subject to ratification by our stockholders. Arthur Andersen LLP has audited the Company's financial statements since 1990. Representatives of Arthur Andersen LLP are expected to be present at our Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Firm Fees

    The following table sets forth the aggregate fees billed to Vical Incorporated for the fiscal year ended December 31, 2000 by our principal accounting firm, Arthur Andersen LLP:

Audit Fees	$32,500	(a)
All Other Fees	$92,350	(b)(c)

(a)
Includes audit fees for the audit of the Financial Statements of Vical Inc.

(b)
Includes fees for tax-related services and fees for assistance with the S-3 Registration Statement filed in January 2000, and audit fees for the audit of the Company's 401(k) Savings Plan and audit of compliance with OMB A-133 Circular, but does not include any financial information systems design and implementation services.

(c)
The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

    The Board of Directors recommends a vote FOR ratification of Arthur Andersen LLP as our independent auditors.

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

    If a stockholder wishes to have a stockholder proposal considered at our 2002 Annual Meeting, the stockholder must have given timely notice of the proposal in writing to the our corporate Secretary. To be timely, a stockholder's notice of the proposal must be delivered to or mailed and received at our executive offices not less than 50 days nor more than 75 days prior to the date of our 2002 Annual Meeting. However, if less than 65 days notice (including notice by prior public disclosure) of the 2002 Annual Meeting date is provided to stockholders, notice of a stockholder proposal will be timely if it is received no later than the close of business on the 15th day following the date on which the notice of the 2002 Annual Meeting date was mailed or public disclosure of such date was made.

    Proposals of our stockholders that are intended by a stockholder to be included in our proxy statement and form of proxy for the 2002 Annual Meeting must be received by our corporate Secretary no later than December 31, 2001.

OTHER MATTERS

    We know of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under the securities laws of the United States, our directors, executive officers and any persons holding more than 10% of our Common Stock are required to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and we are required to identify in this Proxy Statement those persons who failed to file timely these reports.

    All of the filing requirements were timely satisfied. In making this disclosure, we have relied solely on written representations of our directors and executive officers and copies of the reports that have been filed with the Securities and Exchange Commission.

    Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                      By order of the Board of Directors.

                      /s/ MARTHA J. DEMSKI

                      Martha J. Demski
                      Vice President, Chief Financial Officer,
                      Secretary and Treasurer

San Diego, California
April 16, 2001

EXHIBIT A

VICAL INCORPORATED
AUDIT COMMITTEE CHARTER

    The Audit Committee shall be established by the Board of Directors to assist the Board in monitoring the integrity of the Company's financial statements, the compliance by the Company with legal and regulatory requirements and the independence and performance of the Company's external auditors.

    The Audit Committee shall consist of at least three members of the Board, each of whom shall meet the independence and experience requirements of applicable laws and regulations. The members of the Audit Committee shall be appointed by the Board.

    The Audit Committee shall make regular reports to the Board.

    The Audit Committee shall:

  •
  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  •
  Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

  •
  Review with management and the independent auditor the Company's quarterly financial statements prior to their release.

  •
  Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  •
  Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

  •
  Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

  •
  Approve the fees to be paid to the independent auditor.

  •
  Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

  •
  Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

  •
  Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

  •
  Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  •
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

A-1

  •
  Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's responses to that letter. Such review should include:

  •
  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

  •
  Any changes required in the planned scope of the internal audit.

  •
  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  Review with the Company's management legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  •
  Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

    The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

    The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

A-2

VICAL INCORPORATED
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING ON MAY 30, 2001

    The undersigned stockholder of Vical Incorporated (the "Company") acknowledges receipt of Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated April 16, 2001, and the undersigned revokes all prior proxies and appoints Vijay B. Samant and Martha J. Demski, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Embassy Suites La Jolla, 4550 La Jolla Village Drive, San Diego, California, at 9:00 a.m. Pacific Time on May 30, 2001, and any postponement or adjournment thereof, and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTORS:
/ / FOR each of the nominees listed below (except as marked to the contrary below)
/ / WITHHOLD AUTHORITY to vote for the nominees for Class III director listed below
Patrick F. Latterell, Gary A. Lyons and Dale A. Smith
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
2. TO APPROVE THE AMENDMENT OF THE COMPANY'S STOCK INCENTIVE PLAN:
/ / FOR	/ / AGAINST	/ / ABSTAIN
3. TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY:
/ / FOR	/ / AGAINST	/ / ABSTAIN
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

                      VICAL INCORPORATED
                      BOARD OF DIRECTORS PROXY
                      Annual Meeting of Stockholders May 30, 2001

                      Dated this ________ day of ________, 2001

                      _______________________________
                      (Signature of Stockholder)

                      _______________________________
                      (Signature of Stockholder)

                      Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign.

Please Mark, Sign, Date and Mail This Proxy Card Promptly, Using the Enclosed Envelope.

QuickLinks

VICAL INCORPORATED
Notice of Annual Meeting of Stockholders to be held May 30, 2001
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
IMPORTANT
PROPOSAL 1 ELECTION OF DIRECTORS
CERTAIN TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in 2000
Aggregated Option Exercises in Fiscal Year 2000 and Fiscal Year End Option Values
Aggregated Option Exercises in 2000 and 2000 Year-End Option Values
REPORT OF THE COMPENSATION AND STOCK PLAN COMMITTEES OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMMITTEE REPORT TO STOCKHOLDERS
REPORT OF THE AUDIT COMMITTEE COMMITTEE REPORT TO STOCKHOLDERS
STOCK PRICE PERFORMANCE GRAPH
PROPOSAL 2 AMENDMENT OF THE STOCK INCENTIVE PLAN
Summary of Amendments
Description of Amended Stock Incentive Plan
PROPOSAL 3 RATIFICATION OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
VICAL INCORPORATED AUDIT COMMITTEE CHARTER